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                                                              AGREEMENT OF SALE
                                                                         Page 1

                             AGREEMENT OF SALE


This Agreement is entered into this 24th day of March, 1997 by and between Applied Cellular Technology, Inc. ("ACT"), a Missouri corporation, acting by and through its subsidiary, Universal Commodities Corporation, a New Jersey corporation ("Buyer"), Donna W. Pizarro (hereinafter referred to as "Seller") and Pizarro Re-Marketing, Inc., a Texas corporation ("Acquiree").

WHEREAS, Donna W. Pizarro owns one thousand (1,000) shares, $1.00 par value (the "Acquiree Shares"), of the issued and outstanding common stock of Acquiree (representing one hundred percent (100%) of the currently issued and outstanding common stock of Acquiree);

WHEREAS, Seller desires to sell and Buyer desires to acquire eighty percent (80%) of the Acquiree's shares (the "Sales Shares"), such that said acquisition qualifies as a tax-free reorganization under Section 368 of the Internal Revenue Code.

NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

1.    PURCHASE AND SALE OF ACQUIREE SHARES

      1.1 Seller shall sell to Buyer and Buyer shall purchase from Seller the Sale Shares at a closing of such sale (the "Closing") to be held at the place and on the date hereinafter provided (the "Closing Date").

      1.2 The purchase price (the "Price") for the Sale Shares shall be the amount of shares of restricted common stock of ACT, Buyer's parent corporation, with demand registration rights, such shares having a value of nine hundred sixty thousand dollars ($960,000.00) (for eighty percent (80%) of the Acquiree's shares) based upon the value of ACT shares which is equal to the lesser of: (i) four and 75/100ths dollars ($4.75) per share; or (ii) the market value of the ACT shares as reflected on the NASDAQ bid price published in "The Wall Street Journal" two (2) days prior to the Closing Date ("Valuation Price").

            a. At the Closing, Seller shall receive one hundred sixty-two thousand seven hundred fifty-four (162,754) shares of restricted common stock of ACT with demand registration rights which has a value of seven hundred sixty-eight thousand dollars ($768,000.00) as determined above; and

            b. Upon the first anniversary of the date of this Agreement, Seller shall receive such amount of shares of restricted common stock with demand registration rights of ACT (which are subject to the registration rights pursuant to Section 10 hereof) which have a value of one hundred ninety-two thousand dollars ($192,000.00) as determined above based on the average closing bid price for such shares on the Closing Date, plus five percent (5%) interest on such amount accruing from the Closing Date until the first anniversary of this Agreement, only if Acquiree's financial statements reflect that Acquiree has earnings before income tax ("EBIT") equal to at least three hundred thousand dollars ($300,000.00) for such period. If, upon such first anniversary of the date of this Agreement, EBIT of Acquiree is less than three hundred thousand dollars ($300,000.00), Buyer shall not be obligated to pay Seller pursuant to this Section 1.2(b). Any earnings attributable to entities obtained through acquisitions made by Acquiree or by Buyer on behalf of or for the benefit of Acquiree between the date of this Agreement and the first anniversary of such date shall be used to calculate the EBIT of Acquiree for purposes of this Section 1.2(b). Intercompany charges or management fees (except reasonable charges for working capital infusions) shall not be factored into the calculation of EBIT of Acquiree for purposes of this Section 1.2(b).


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                                                              AGREEMENT OF SALE
                                                                         Page 2

            c. Buyer, in conjunction with ACT, agrees that it will prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the one hundred ninety thousand eight hundred thirty-three (190,833) shares of ACT's common stock issuable to Seller pursuant to Sections 1.2(a) and 1.4 hereof (the "Registration Statement"). Buyer shall use its reasonable efforts to cause the Registration Statement to become effective within nine (9) months after the date of this Agreement. Buyer, in conjunction with ACT, shall prepare and file with the Commission such amendments and supplements to the Registration Statement, including post-effective amendments and the prospectus used in connection therewith that may be necessary to keep such Registration Statement effective for a period of not less than nine (9) months and to comply with the provisions of the Securities Act of 1933, as amended, and the regulations promulgated pursuant thereto (the "Act").

            d. Buyer and ACT shall use their reasonable efforts to cause all securities registered pursuant to the Registration Statement and Section 10 hereof to be listed on the NASDAQ National Market System.

            e. In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in the Registration Statement, the Buyer will use its reasonable best efforts to require ACT to promptly obtain the withdrawal of such order.

            f. Buyer shall bear all costs, fees and expenses involved in the preparation and filing of Registration Statement by ACT, including, without limitation, accounting and auditing fees and expenses, expenses in connection with the state qualifications specified above, filing fees, legal counsel fees and expenses and printing expenses. Seller, however, shall pay all applicable transfer taxes and brokerage commissions as a result of any sale by Seller.

            g. In the event that any of the shares of common stock of Buyer and ACT delivered hereunder are issued by means of the Registration Statement, Buyer agrees to indemnify and hold harmless Seller and her heirs, executors, representatives and assigns (an "Indemnified Person") from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities and expenses, including, without limitation, reasonable legal fees (hereinafter referred to in the singular as a "claim" and in the plural as "claims") based upon, arising out of or resulting from any untrue statement of a material fact contained in the Registration Statement or any failure to state therein a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to Buyer in writing by Seller for use in connection with the Registration Statement. Also, in that connection, Seller agrees to indemnify and hold harmless Buyer and ACT, jointly and severally, each of their officers and directors (Buyer and ACT, their officers and directors and any such other persons being referred to collectively as "Indemnified Person") from and against any and all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the Registration Statement or any failure to state therein a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading to the extent that such claim is based upon, arises out of or results from information furnished to Buyer in writing by Seller for use in connection with the Registration Statement. The indemnification set forth herein shall be in addition to any liability which Buyer or Seller, respectively, may otherwise have to the Indemnified Person.

            h. Within five (5) days after receiving written notice of any claim in respect of which an Indemnified Person may seek indemnification under subsection 1.2(g) above, such Indemnified Person shall submit notice thereof to Buyer or Seller, as the case may be (sometimes referred to as an "Indemnifying Person"). The omission of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability

                                                              AGREEMENT OF SALE
                                                                         Page 3

it may have hereunder except to the extent that (i) such liability was caused or increased by such omission, or (ii) the ability of the Indemnifying Person to reduce such liability was adversely affected by such omission. The Indemnified Person and the Indemnifying Person shall cooperate with, and assist, one another in the defense of any claim and any action, suit or proceeding arising in connection therewith; provided, however, that the Indemnifying Person shall have the right to investigate and defend any claim and the Indemnified Person shall have the right to employ separate counsel and to participate in the defense of any claim, but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Person. No settlement of any claim for indemnification under this Section shall be made without the consent of the Indemnifying Person.

            i. In the event that Buyer is unable to complete the Registration Statement within nine (9) months of the hereinabove date, Seller may, at her sole option, require Buyer to convey back to Seller her shares in Pizarro Re-Marketing in exchange for the shares in Buyer.

      1.3 At the Closing Date, Seller will deliver a certificate representing the Sale Shares duly endorsed so as to make Buyer the sole holder thereof, free and clear of all claims and encumbrances. The Sale Shares are not registered under the Securities Act of 1933 as amended (the "Act"). The Sale Shares will be subject to a usual and appropriate stop transfer order on the books and records of Acquiree's transfer agent pertaining to securities not registered under the Act. The certificate for the Sale Shares delivered shall bear on its face the following restrictive legend:

      "No sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1993, as amended, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then, in fact, applicable to such shares".

      1.4 In addition to the above, Seller shall receive twenty-eight thousand seventy-nine (28,079) shares of restricted common stock of ACT with demand registration rights which has a value of one hundred thirty-two thousand five hundred dollars ($132,500.00) at Closing. The market value of these shares shall be determined in accordance with paragraph 1.2(a). These additional shares are to be conveyed to Seller as payment for retained earnings of like amount.



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                                                              AGREEMENT OF SALE
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2.    PUT OPTION

      a. The Buyer hereby grants to Seller a put option (the "Put") for the consideration of ten dollars ($10.00) to require the Buyer to purchase the remaining issued and outstanding Acquiree Shares (representing twenty percent (20%) of the currently outstanding common shares). The Seller may Put back to Buyer, at any time after the fifth anniversary of this Agreement, by providing notice to Buyer of such exercise. The Buyer shall hold an anti-dilutive position. Anti-dilutive shall mean in any future capitalization by the holder of eighty percent (80%) of the outstanding shares, the holder of the remaining twenty percent (20%) shall not suffer dilution in any form.

            Within forty-five (45) days after Seller exercises the Put, Buyer shall purchase the remaining twenty percent (20%) of the Acquired Shares for a purchase price equal to four (4) times twenty percent (20%) of the average EBIT of the Acquiree based upon the blended average. The EBIT in the year of the Put and the EBIT in prior year combined shall equal the blended average (the "Put Price"). Notwithstanding the preceding sentence to the contrary, minimum value of the Put shall be two hundred forty thousand dollars ($240,000.00). The Put Price shall be payable to Seller, at the election of Buyer, in its sole discretion, in cash and/or shares of restricted common stock of ACT which shall be subject to the registration rights set forth in
Section 10 hereof. Buyer shall use its best efforts to register such shares within a reasonable period of time after the exercise of the Put.

      b. After the Closing Date, Buyer shall operate Acquiree as a wholly-owned subsidiary and any earnings attributable to entities obtained through acquisitions made by Acquiree or by Buyer on behalf of or for the benefit of Acquiree after the Closing Date shall be used to calculate the EBIT of Acquiree for purposes of calculating the Put Price. Intercompany charges or management fees (except reasonable charges for working capital infusions) shall not be factored into the calculation of EBIT of Acquiree for purposes of calculating the Put Price.

3.    LOAN GUARANTEES

      Donna W. Pizarro and Juan Pizarro III have personally guaranteed certain loans, the terms of which have been previously disclosed to Buyer (see Disclosure Schedule). Buyer hereby agrees to use reasonable efforts to have said guarantees released. If the appropriate lending institutions do not agree to release any or all of the personal guarantees, Buyer hereby agrees to indemnify Donna W. Pizarro and Juan Pizarro III in the event of a default on any of the obligations created by the loans.

      3.1 Buyer agrees to indemnify and hold harmless Donna W. Pizarro and Juan Pizarro III and their heirs, executors, representatives and assigns (an "Indemnified Person") from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities and expenses, including, without limitation, reasonable legal fees (hereinafter referred to in the singular as a "claim" and in the plural as "claims") based upon, arising out of or resulting from any default of the certain loans. The indemnification set forth herein shall be in addition to any liability which Buyer may otherwise have to the Indemnified Person.

      3.2 Within five (5) days after receiving written notice of any claim in respect of which an Indemnified Person may seek indemnification under Subsection 3.1 above, such Indemnified Person shall submit notice thereof to Buyer or Seller, as the case may be (sometimes referred to as an "Indemnifying Person"). The failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (i) such liability was caused or increased by such omission, or (ii) the ability of the Indemnifying Person to reduce such liability was adversely affected by such omission. The Indemnified Person and the Indemnifying Person shall cooperate with, and assist, one another in the defense of any claim and any action, suit or proceeding arising in connection


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                                                              AGREEMENT OF SALE
                                                                         Page 5

therewith; provided, however, that the Indemnifying Person shall have the right to investigate and defend any claim as the Indemnified Person shall have the right to employ separate counsel and to participate in the defense of any claim, but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Person. No settlement of any claim for indemnification under this Section 3 shall be made without the consent of the Indemnifying Person.

4.    REPRESENTATIONS OF SELLER AND ACQUIREE

      Seller hereby represents and warrants, to the extent of the facts known to Seller and Acquiree, that, effective this date and the Closing Date, the representations listed below are true and correct.

      4.1 Seller is the sole owner of one thousand (1,000) of the common shares issued and outstanding Shares of Acquiree; such Acquiree Shares are free from claims, liens or other encumbrances; and Seller has the unqualified right to transfer and dispose of such shares.

      4.2 The Sale Shares constitute validly issued shares of Acquiree fully-paid and nonassessable.

      4.3 Acquiree has previously furnished unaudited financial statements dated December 31, 1996 (see separate Disclosure Schedule). The financial statements are substantially correct and complete and has been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The financial statement presents fairly the financial condition of Acquiree of the respective dates of said balance sheets and the results of operations for the respective periods indicated in said statements of income and retained earnings and, in the case of each such interim statement, is subject to year-end adjustments consistent with past practice.

      4.4 To the best of Seller's knowledge, there are no actions, suits, proceedings or investigations (whether or not purportedly on behalf of Acquiree) pending or threatened against or affecting Acquiree, at law, or in equity or admiralty, or before or by any federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, which involve the likelihood of any adverse judgment of liability, not fully covered by insurance, in excess of $5,000.00 in any one case or $10,000.00 in the aggregate, or which may result in any material adverse change aside from the monetary adverse judgment or liability) in the business, operations, properties or assets or in the condition, financial or otherwise, of Acquiree. To the best of Seller's knowledge, Acquiree is not in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

      4.5 Acquiree has, to its best knowledge, complied in all material respects with all laws, regulations and judicial or administrative tribunal orders applicable to its business of which it is aware except as previously disclosed to Buyer (see Disclosure Schedule).

      4.6 All federal, state and local tax returns required to be filed by the preceding corporation to Acquiree (Pizarro Computer Marketing, Inc.) have been duly filed. Federal income tax returns of Acquiree (f/k/a Pizarro Computer Marketing, Inc.) have been submitted to the Internal Revenue Service ("IRS") for all past fiscal years through the calendar year ended in 1995 (see separate Disclosure Schedule). All deficiencies by any taxing authority have either been paid or settled or are included in the amounts for accrued taxes shown on the respective balance sheet.

      4.7 Acquiree and Seller agree that any and all tax deficiencies disclosed on the balance sheet will be paid or settled prior to Closing.

      4.8   Since the date of the balance sheet, there has not occurred:


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                                                              AGREEMENT OF SALE
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            a.    any material and adverse change in the financial condition or operations of Acquiree;

            b. any damage, destruction or loss to or of any of the material assets or properties owned or leased by Acquiree;

            c. the creation or attachment of any lien against any of the currently issued and distributed common stock of Acquiree;

            d. any waiver, release, discharge, transfer or cancellation by Acquiree of any rights or claims of material value;

            e. any issuance by Acquiree of any securities (must include all debt or equity securities) or any merger or consolidation of Acquiree with any other person or any acquisition by Acquiree of the business of any other person;

            f. any incurrence, assumption or guarantee by Acquiree of any indebtedness or liability other than in the ordinary course of business;

            g. any declaration, setting aside or payment by Acquiree of any dividends on, or any other distribution with respect to, any capital stock of Acquiree or any repurchase, redemption or other acquisition of any capital stock of Acquiree;

            h. (i) any payment of any bonus, profit sharing, pension or similar payment or arrangement or special compensation to any employee of Acquiree, except in the ordinary course of the business of Acquiree, (ii) any increase in the compensation payable or to become payable to any employee of Acquiree; or

      4.9 Except as set forth in the documents listed or referred to in Exhibits hereto, the execution and carrying out of this Agreement will not conflict with, or result in any breach of any of the terms, or create a charge or encumbrance upon any of the properties or assets, or outstanding stock of Acquiree pursuant to any corporate charter, bylaw, indenture, mortgage or lease to which Acquiree or any of its stockholders is a party or by which it is bound. The execution and carrying out of this Agreement will not violate any provision of law.

      4.10 To the best knowledge of the Seller and Acquiree, none of the written information and documents which have been or will be furnished by Acquiree or by any representatives of Acquiree to Buyer or any of the representatives of Buyer in connection with the transaction contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the knowledge of Acquiree, Acquiree has disclosed to Buyer as the purchaser of the Sale Shares all material information relating to Acquiree and its activities as currently conducted.

      4.11  The representations and warranties made hereinabove in this
Section 4 will be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

      4.12 The Acquiree is authorized to issue one hundred thousand (100,000) shares of common stock, $1.00 par value, of which one thousand (1,000) shares are issued and outstanding. Acquiree has one (1) class of capital stock and all outstanding shares have been duly authorized, validly issued and are fully paid and nonassessable with no personal liability attaching to the ownership thereof. There are not outstanding convertible securities, warrants, options or commitments of any nature which may cause authorized but unissued shares to be issued to any person.


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                                                              AGREEMENT OF SALE
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      4.13  Organization of Acquiree.  Acquiree is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, with all requisite power and authority to own its properties and to carry on its business as now conducted.

      4.14 Officers and Directors. The present officers and directors of Acquiree are as follows:

                  Officers:   President     Donna W. Pizarro
                              Secretary     Juan Pizarro III

                  Directors:  Donna W. Pizarro
                              Juan Pizarro III

      4.15 Other Agreements. Acquiree is a party to no material agreement (written or verbal) except (1) as disclosed in this Agreement, (2) orders of merchandise in normal quantities for use in Acquiree's business, and (3) as set forth in the separate Disclosure Schedule.

      4.16 Insurance Policies. Acquiree has delivered to Buyer true, correct and complete copies of all policies of fire, liability and other forms of insurance now in force with respect to Acquiree and its assets, as listed in the separate Disclosure Schedule. All premiums have been paid and all such policies are in effect and will remain in effect through the Closing Date. Acquiree shall amend such policies to add Buyer as an additional insured.

      4.17 Relationship with Competitors. Seller does not own or have a material beneficial interest and has not owned or had a beneficial interest within the past three (3) years, directly or indirectly, in any corporation, firm, association, partnership or proprietorship that (1) is similar to or a competitor of Acquiree, (2) is a customer or supplier of Acquiree, or (3) has any existing contractual relationship with Acquiree.

      4.18 Employees. All employees of Acquiree and their current rate of compensation are listed in the separate Disclosure Schedule. Acquiree is not a party to any union contract, pension or profit-sharing plan or any other agreement providing employee benefits.

5.    REPRESENTATIONS BY BUYER AND ACT

      Buyer warrants and represents, to the extent of the facts known to Buyer, that, effective this date and the Closing Date, the representations listed below are true and correct.

      5.1 Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.

      5.2 The Board of Directors of Buyer have duly approved this Agreement.

      5.3 ACT's restricted common shares deliverable pursuant to this Agreement shall be validly issued and outstanding, fully paid and nonassessable.

      5.4 The authorized capital stock of ACT consists of twenty million (20,000,000) shares of Common Stock, $.001 par value, six million four hundred sixty-seven thousand three hundred ninety-eight (6,467,398) of which have been validly issued and are outstanding and four million one hundred ninety-four thousand two hundred twenty-eight (4,194,228) of those are freely tradable without restriction or further registration under the Securities Act of 1933.

      5.5 Annexed hereto as Exhibit 5.5 is the unaudited financial statements of Buyer dated September 30, 1996. The financial statements in
Exhibit 5.5 are substantially correct and complete


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                                                              AGREEMENT OF SALE
                                                                         Page 8

and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The financial statements present fairly the financial condition of Buyer as of the respective dates of said balance sheets and the results of operations for the respective periods indicated in said statements of income and retained earnings and, in the case of each such interim statement, is subject to year-end adjustments consistent with past practice.

      5.6 To the best of Buyer's knowledge, there are no actions, suits, proceedings or investigations (whether or not purportedly on behalf of Buyer) pending or threatened against or affecting Buyer at law or in equity or admiralty or before or by any federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, which involve the likelihood of any adverse judgment of liability, not fully covered by insurance, in excess of $5,000.00 in any one care of $10,000.00 in the aggregate, or which may result in any material adverse change aside from the monetary adverse judgment or liability, in the business, operations, properties or assets or in the condition, financial or otherwise, of Buyer. To the best of Buyer's knowledge, Buyer is not in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

      5.7 Buyer has complied in all material respects with all laws, regulations and judicial or administrative tribunal orders applicable to its business of which it is aware.

      5.8 All federal, state and local tax returns required to be filed by Buyer have been duly filed. Federal income tax returns of Buyer have been submitted to the IRS for all past fiscal years through the fiscal year ended in 1995. All deficiencies proposed by any taxing authority have either been paid or settled or are included in the amounts for accrued taxes shown on the respective balance.

      5.9   Since the date of the balance sheet, there has not occurred:

            a. any material and adverse change in the financial condition or operations of Buyer;

            b. any damage, destruction or loss to or of any of the material assets or properties owned or leased by Buyer;

            c. the creation or attachment of any lien against any of the currently issued and distributed common stock of Buyer;

            d. any waiver, release, discharge, transfer or cancellation by Buyer of any rights or claims of material value;

            e. any issuance by Buyer of any securities or any merger or consolidation of Buyer with any other person or any acquisition by Buyer of the business of any other person;

            f. any incurrence, assumption or guarantee by Buyer of any indebtedness or liability other than in the ordinary course of business;

            g. any declaration, setting aside or payment by Buyer of any dividends on, or any other distribution with respect to, any capital stock of Buyer or any repurchase, redemption or other acquisition of any capital stock of Buyer;

            h. (i) any payment of any bonus, profit sharing, pension or similar payment or arrangement or special compensation to any employee of Buyer, except in the ordinary course of the administration of Buyer, (ii) any increase in the compensation payable or to become payable to any employee of Buyer; or

                                                              AGREEMENT OF SALE
                                                                         Page 9


      5.10 Except as set forth in the documents listed or referred to in Exhibits hereto, the execution and carrying out of this Agreement will not conflict with, or result in any breach of any of the terms, or create a charge or encumbrance upon any of the properties or assets, or outstanding stock of Buyer pursuant to any corporate charter, bylaw, indenture, mortgage or lease to which Buyer or any of its stockholders is a party or by which it is bound. The execution and carrying out of this Agreement will not violate any provision of law.

      5.11 None of the written information and documents which have been or will be furnished by Buyer or any representatives of Buyer to Seller or any of the representatives of Seller in connection with the transactions contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the knowledge of Buyer, Buyer has disclosed to Seller as the purchaser of the common stock of Buyer all material information relating to Buyer and its activities as currently conducted.

      5.12  The representations and warranties made hereinabove in this
Section 5 will be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

      5.13 Buyer is fully aware of the condition and prospects, financial and otherwise, of the Acquiree, having been supplied with such financial and other data relating to the Acquiree as Buyer considered necessary and advisable to enable it to form a decision concerning the purchase herein provided.

      5.14 Buyer is fully aware that the Sale Shares, when delivered, will not have been registered under the Act; that accordingly no sale, offer to sell or transfer of the Sale Shares shall be made unless a registration statement under the Act with respect to the Sale Shares is then in effect or an exemption from the registration requirements of the Act is then, in fact, applicable to the Sale Shares or, in the opinion of Acquiree's counsel, registration is not required.

      5.15 Buyer has been fully advised by the Seller that the Seller will sell the Sale Shares to Buyer without registration under the Act on the basis of the statutory exemption in Section 4(2) of the Act relating to transactions not involving a public offering and that Seller's reliance upon the statutory exemption is based in large part upon Buyer's representations made in this Agreement.

      5.16 Buyer is acquiring the Sale Shares for investment for its own account and not with a view to resell or otherwise distribute the Sale Shares. In making the foregoing representations, Buyer understand that, in the view of the Securities and Exchange Commission, the statutory exemption under Section 4(2) would not be available if, notwithstanding Buyer's representations, it had in mind merely acquiring the Sale Shares for resale upon the occurrence or nonoccurrence of some predetermined event.

      5.17 Buyer has the full right, power and authority to purchase the Sale Shares in accordance with the terms of this Agreement and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

      5.18 Buyer is acquiring the Sale Shares for the purpose of controlling Acquiree.

      5.19 Buyer represents that copies of all documents which will be filed by ACT with the Securities and Exchange Commission for the past one (1) year period have been provided to Seller and that all representations contained therein remain true and complete.

6.    CLOSING DATE

                                                              AGREEMENT OF SALE
                                                                        Page 10

      The Closing Date herein referred to shall be upon such date as the parties hereto may mutually agree upon but is expected to be during March of 1997. At the Closing, Buyer will be provided with and accept delivery of the Sale Shares, and in connection therewith, and will make payment of all sums due to Seller. Certain closing documents may be delivered subsequent to the Closing Date upon the mutual agreement of the parties hereto.
Notwithstanding the foregoing, for purposes of allocating the profits and/or losses of Acquiree, the effective date shall be deemed the 1st day of January, 1997.

7.    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER

      All obligations of the Seller under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, of each of the following conditions:

      7.1 The negotiation and execution of an employment agreement with Donna W. Pizarro on terms and conditions agreeable to the parties thereto providing for a base salary, benefits and mutually agreed incentive compensation based on performance measures. Said employment agreement is attached as Exhibit 11.1.

      7.2 The representations and warranties by Buyer contained in this Agreement or in any certificate or document delivered to Seller pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

      7.3 Buyer shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing including the payment of the Price in accordance with the terms hereof.

      7.4 Seller shall have obtained the resignations of all present officers and directors of, and shall appoint such new officers and directors, of Acquiree as Buyer shall direct, subject, however, to the requirement that the resignations of such present officers and directors shall take effect, and such new officers and directors shall take office, only at such time following the Closing, as such taking of office shall be lawful and proper following compliance by Acquiree of all requirements therefor under the Securities Exchange Act of 1934.

      7.5 All instruments and documents delivered to Seller pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Seller.

8.    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER

      All obligations of Buyer under this Agreement are subject to the fulfillment, prior to the, or at the Closing on, the Closing Date, of each of the following conditions:

      8.1 A financial review of Acquiree's books and records to confirm that two (2) years of unaudited financials can be obtained.

      8.2 The representations and warranties by Seller contained in this Agreement or in any certificate or document delivered to Buyer pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

      8.3 Acquiree and Seller shall have performed and complied with all other covenants, agreement and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

                                                              AGREEMENT OF SALE
                                                                        Page 11

9.    DOCUMENTS AT CLOSING

      At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

      9.1 Seller and Acquiree, as the case may be, will deliver, or cause to be delivered, to Buyer the following:

            a. stock certificates for the Sale Shares, duly endorsed in blank with appropriate signature guarantees;

            b. all records of Acquiree, including, without limitation, such books and records, charter documents and Texas certificate of good standing, as may reasonably be available to Seller and requested by Buyer;

            c. certified copies of resolutions by Seller's and Acquiree's boards of directors of executive committees thereof, thereunto duly authorized, authorizing this transaction;

            d. resignations of the present officers and directors of Acquiree to take effect;

            e. a copy of a reasonably current shareholder list of Acquiree certifying the number of shares outstanding;

            f. current financial statements as of January 31, 1997, in addition to those previously provided by Acquiree showing no assets or debts of any substance not otherwise disclosed, except for such sums as may be owed to Acquiree's transfer agent and certain nominal state taxes;

            g. such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

      9.2 Buyer will deliver or cause to be delivered to Seller such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

10.   REGISTRATION RIGHTS

      10.1 Whenever ACT proposes to register any of its securities under the Act and the registration form to be used may be used for the registration of the securities issued to Seller pursuant to Section 1.2(b) and 2(a) (the "Registerable Securities"), the Buyer will give prompt written notice (in any event within three (3) business days after receipt of notice of any exercise of demand registration rights from any other person) to the Seller of its intention to effect such a registration and will include in such registration all Registerable Securities with respect to which ACT received written request for inclusion within fifteen (15) days after the receipt of ACT's notice.

      10.2 All costs and expenses associated with the registration of the Registerable Securities by ACT will be paid by the Buyer.

      10.3 If the registration described in this Section 10 is an underwritten primary registration on behalf of ACT, and the managing underwriters advise ACT in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range that is acceptable to ACT, ACT will include in such registration (a) first, on a prorata basis, the securities ACT

                                                              AGREEMENT OF SALE
                                                                        Page 12

proposes to sell and the Registerable Securities requested to be included in such registration, and (b) secondly, other securities requested to be included in such registration.

      10.4 If the registration described in this Section 10 is an underwritten secondary registration on behalf of holders of ACT's securities, and the managing underwriters advise the company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the company will include in such registration
(a) first, the securities requested to be included therein by the holders requesting such registration and the Registerable Securities requested to be included in such registration, and (b) second, other securities requested to be included in such registration.

11.   MISCELLANEOUS

      11.1 Prior to Closing, Donna W. Pizarro shall enter into an employment agreement with Acquiree under the terms outlined in Exhibit 11.1.

      11.2 The respective representations of Seller and Buyer contained herein or in any certificates delivered prior to or at Closing shall survive for a period of eighteen (18) months from the Closing Date.

      11.3 Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

      11.4 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

      11.5 Arbitration. Any and all disputes and differences between or among the parties with respect to the construction or performance of the terms of this Agreement which cannot be resolved amicably shall be resolved by arbitration before the American Arbitration Association in accordance with its rule then obtaining sitting in New Jersey.

      11.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or if sent by prepaid first class registered or certified mail, return receipt requested, fax or recognized courier then upon receipt thereof to the following addresses:

To Seller:        Donna W. Pizarro
                  2009 West Point Lane
                  Plano, TX 75093

To Acquiree:      Pizarro Re-Marketing, Inc.
                  17806 Davenport Road, Suite 106
                  Dallas, TX 75252
                  Attn:  Donna W. Pizarro

with copies to:   Tod Almquist, Esquire
                  907 North Dallas Bank Tower
                  12900 Preston Road
                  Dallas, TX 75230

To Buyer:         Universal Commodities Corporation

                                                              AGREEMENT OF SALE
                                                                        Page 13

                  2047 Route 130 North
                  Burlington, NJ 08016
                  Attn:  Edward Cummings

with copies to:   Merra, Kanakis, Creme & Mellor, P.C.
                  60 Main Street
                  Nashua, NH 03060

      11.7 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      11.8 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      11.9 Governing Law. This Agreement shall be governed by the laws of the State of New Jersey.

      11.10 Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

      11.11 Entire Agreement. This Agreement is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

      11.12 Severability. If any part of this Agreement is deemed to be unenforceable the balance of this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


SELLER:


     /s/ Donna W. Pizarro
------------------------------
Donna W. Pizarro


ACQUIREE:

Pizarro Re-Marketing, Inc.


By:     /s/ Donna W. Pizarro
   ------------------------------
   Donna W. Pizarro
   Its duly authorized President


BUYER:

Universal Commodities Corporation

                                                              AGREEMENT OF SALE
                                                                        Page 14



By:     /s/ Marc Sherman
   -------------------------
   Its duly authorized President

                                                              AGREEMENT OF SALE
                                                                        Page 15

                                 EXHIBIT 5.5


        Applied Cellular Technology, Inc. Audited Financial Statements for the years ended December 31, 1996 and 1995.

                   "Filed on Form 10-K filed March 31, 1997 is incorporated herein by this reference"